UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2024

Keyarch Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41243	98-1600074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 39th Floor

New York, NY 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 914-434-2030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable warrant and one right	KYCHU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KYCH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KYCHW	The Nasdaq Stock Market LLC
Rights to receive one-tenth of one Class A Ordinary Share included as part of the units	KYCHWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On March 27, 2024, Keyarch Acquisition Corporation (the “Company” or “Keyarch”) held its extraordinary general meeting of shareholders (the “EGM” or “Extraordinary General Meeting”) in connection with its previously announced business combination (the “Business Combination”) with ZOOZ Power Ltd., a limited liability company organized under the laws of the State of Israel (“ZOOZ”) and ZOOZ Power Cayman, a Cayman Islands exempted company and direct, wholly owned subsidiary of ZOOZ (“Merger Sub”).

As further described below, at the Extraordinary General Meeting, the NTA Proposal (as defined below) to amend the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Third Charter Amendment”) was approved. Under Cayman Islands law, the Third Charter Amendment took effect upon approval of the NTA Proposal. The content of this Third Charter Amendment is contained in the Proxy Statement (as defined below), including as Annex D thereto. The Company plans to file the Third Charter Amendment with the Cayman Islands General Registry within 15 days of the EGM.

A copy of the resolutions adopted by the shareholders of the Company at the EGM, which resolutions approved the Third Charter Amendment, is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Extraordinary General Meeting of shareholders of the Company was held at 9:00 a.m. ET on Wednesday, March 27, 2024 at the offices of the Company located at 275 Madison Avenue, 39th Floor, New York, NY 10016, and over the Internet by means of a live audio webcast.

The holders of 5,659,872 ordinary shares of the Company (the “Ordinary Shares”) were entitled to vote at the EGM. There were present, either in person or by proxy, holders of at least 2,829,937 Ordinary Shares entitled to vote at the EGM, that being a quorum of the Ordinary Shares entitled to vote at the EGM.

At the EGM, the Company’s shareholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement/prospectus filed by the Company with the Securities and Exchange Commission (“SEC”) on March 19, 2024 (the “Proxy Statement”). At the EGM, each of the proposals in the Proxy Statement to be voted upon at the EGM and presented to its shareholders was approved by the shareholders of the Company.

At the EGM, the Company’s shareholders were presented with the following proposals as set forth in the Proxy Statement:

(1)	by means of a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association, as amended (“Amended and Restated Memorandum and Articles of Association”), to remove (a) the limitation that the Company shall not redeem or repurchase Public Shares (as defined in the Amended and Restated Memorandum and Articles of Association) in an amount that would cause the Company’s net tangible assets (“NTA”) to be less than $5,000,001, immediately prior to, or upon such consummation of, or any greater NTA or cash requirement which may be contained in the agreement relating to, any business combination (the “Redemption Limitation”), (a) the limitation that the Company shall not redeem or repurchase the Company’s Class A ordinary shares that were issued in the Company’s initial public offering (the “Public Shares”) in connection with the consummation of a business combination if the Redemption Limitation is exceeded, (c) the limitation that the Company shall not consummate a business combination if the Redemption Limitation is exceeded, and (iv) the limitation that an amendment to the Amended and Restated Memorandum and Articles of Association is subject to or will be voided if any shareholders who wish to redeem are unable to redeem due to the Redemption Limitation (collectively, the “NTA Proposal”);

(2)	by means of an ordinary resolution, to ratify, approve and adopt the Business Combination Agreement, dated as of July 30, 2023, as amended on each of February 9, 2024, March 8, 2024, and March 15, 2024, and as it may be further amended, supplemented or otherwise modified from time to time, by and among ZOOZ, Merger Sub, and Keyarch Global Sponsor Limited, a Cayman Islands exempted company, in the capacity as representative of specified shareholders of the Company following the Business Combination (the “Business Combination Agreement”) (and to which the form of Plan of Merger required by the Companies Act (As Revised) of the Cayman Islands (the “Plan of Merger”) is appended), and the transactions contemplated therein, including the Business Combination whereby Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of ZOOZ (the “Business Combination Proposal”);

(3)	by means of a special resolution, to authorize and approve the Plan of Merger and the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of ZOOZ, and (i) the issuance of ZOOZ ordinary shares, with par value as of the closing of the Business Combination (the “Closing”) as provided in the Business Combination Agreement (“ZOOZ ordinary shares”) to the Company’s shareholders as of the Closing, and (ii) each outstanding public and private warrant of the Company entitling the holder to purchase one ordinary share of the Company per warrant at a price of $11.50 per whole share (each, a “Keyarch Warrant”) outstanding immediately prior to the effective time of the Business Combination will be converted into one equivalent warrant of ZOOZ entitling the holder to purchase one ZOOZ ordinary share per warrant at a price of $11.50 per whole share, and preserving the existing public or private nature of such Keyarch Warrant, as merger consideration (collectively, the “Merger Proposal”); and

(4)	by means of an ordinary resolution, to approve, for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC, the issuance of more than 20% of the total issued and outstanding ZOOZ ordinary shares in connection with the Business Combination (the “Nasdaq Proposal”).

The NTA Proposal was approved as a special resolution, with the following vote from the holders of the Company’s Ordinary Shares:

For	Against	Abstentions	Broker Non-Votes
4,876,509	30,500	0	0

The Business Combination Proposal was approved, as an ordinary resolution, with the following vote from the holders of the Ordinary Shares:

For	Against	Abstentions	Broker Non-Votes
4,904,310	2,699	0	0

The Merger Proposal was approved, as a special resolution, with the following vote from the holders of the Ordinary Shares:

For	Against	Abstentions	Broker Non-Votes
4,904,310	2,699	0	0

The Nasdaq Proposal was approved, as an ordinary resolution, with the following vote from the holders of the Ordinary Shares:

For	Against	Abstentions	Broker Non-Votes
4,904,310	2,699	0	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to the Company’s shareholders.

In light of receipt of the requisite approvals by the Company’s shareholders as described above, the Company expects the Business Combination to be completed promptly (following the satisfaction or waiver of other conditions to the consummation of the Business Combination as described in the business combination agreement set forth in the Proxy Statement).

No Solicitation or Offer

This communication and this Current Report on Form 8-K shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Keyarch and ZOOZ and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of federal securities laws. Keyarch’s and ZOOZ’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Keyarch’s and ZOOZ’s expectations with respect to future performance and anticipated financial impacts of the the transactions contemplated by the Business Combination (the “Transactions”), the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Keyarch or ZOOZ and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory or other approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company following the Transactions (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) the ability of Keyarch prior to the Transactions, and the Company following the Transactions, to maintain or list, as applicable, the Company’s shares on Nasdaq and the Tel-Aviv Stock Exchange (“TASE”), including the ability to meet stock exchange listing standards following the consummation of the proposed Transactions; (iv) costs related to the Transactions; (v) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Keyarch and ZOOZ, and the satisfaction of the minimum cash requirement of the Business Combination Agreement following any redemptions by Keyarch’s public shareholders; (vi) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (vii) the outcome of any legal proceedings that may be instituted against Keyarch or ZOOZ related to the Transactions; (viii) the attraction and retention of qualified directors, officers, employees and key personnel of Keyarch and ZOOZ prior to the Transactions, and the Company following the Transactions; (ix) the ability of ZOOZ prior to the Transactions, and the Company following the Transactions, to maintain relationships with its suppliers and customers and the effect of the Transactions on its operating results and businesses in general; (x) the ability of the Company to compete effectively in a highly competitive market; (xi) the ability to protect and enhance ZOOZ’s corporate reputation and brand; (xii) the impact from future regulatory, judicial, and legislative changes to ZOOZ’s or the Company’s industry; (xiii) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xiv) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual revenues; (xv) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xvi) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xvii) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xviii) the Company’s ability to manage its marketing relationships and realize projected revenues from customers; (xix) the Company’s ability to meet its product and/or service sales targets; (xx) the Company’s ability to execute its business plans and strategy; (xxi) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Keyarch or ZOOZ; (xxii) the disruption of ZOOZ’s management’s time from ongoing business operations due to the announcement and consummation of the proposed Transactions; (xxiii) announcements relating to the Transactions having an adverse effect on the market price of Keyarch’s securities and/or ZOOZ’s securities; (xxiv) risks associated with ZOOZ being an Israeli company located in Israel and the effect of any judicial reforms, security and terrorist activity in or affecting Israel; (xxv) the lack of a third party valuation in determining whether or not to pursue the proposed Transactions; (xxvi) limited liquidity and trading of Keyarch’s and/or ZOOZ’s securities; (xxvii) inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for ZOOZ and/or Keyarch; and (xxviii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC, the TASE or the ISA by Keyarch or ZOOZ. Keyarch and ZOOZ caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Forward-looking statements relate only to the date they are made, and readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date they are made. Keyarch and ZOOZ undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made whether as a result of new information, future events or otherwise, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by Keyarch and, as applicable, ZOOZ. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and neither Keyarch nor ZOOZ undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Form of Cayman Islands Resolutions adopting the Third Charter Amendment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYARCH ACQUISITION CORPORATION

	By:	/s/ Kai Xiong
		Name:	Kai Xiong
		Title:	Chief Executive Officer and Director

Dated: March 27, 2024